November 4, 2014
Supplemental Financial Information Presentation
Information is as of September 30, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2
Q3 2014

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
Third Quarter 2014 Earnings Call
November 4, 2014
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Forward Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Residential Mortgage, Inc.’s (“AMTG” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives, including information about AMTG’s ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify forward-looking statements.
Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets;
and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on management’s beliefs, assumptions and expectations of AMTG’s future performance, taking into account all information currently available to management. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to AMTG. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s other filings with the Securities and Exchange Commission (“SEC”). If a change occurs, AMTG’s business, financial condition, liquidity and results of operations may vary materially from those expressed in AMTG’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect AMTG.
Except as required by law, AMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to page 4 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on pages 17 and 18.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  AMTG makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by AMTG.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Third Quarter 2014 Summary Highlights
Reported Operating Earnings of $16.4 million, or $0.51 per share of common stock for the third quarter of 2014
(1)
Residential mortgage-backed securities (“RMBS”) portfolio at September 30, 2014 consisted of Agency RMBS with an estimated fair value of $2.1 billion and non-Agency RMBS with an estimated fair value of $1.5 billion
RMBS, securitized mortgage loans and other credit investment portfolio had a 2.7% effective net interest spread and a 15.0%
effective levered asset yield at September 30, 2014
(2)
Quarter-end leverage multiple of 3.9x at September 30, 2014
Estimated taxable income of $0.35 per share of common stock
Declared a $0.44 per share of common stock quarterly dividend for stockholders of record as of September 30, 2014
Book value per share of common stock of $19.27 at September 30, 2014
$23 million outstanding on warehouse facility receivable associated with the Company’s Seller Financing Program to fund the acquisition and rehabilitation of 381 homes and earnest money deposits for 45 homes
(3)
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings;
(ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 8.
(3) The “Seller Financing Program” refers to the  initiative whereby the Company provides funding through a warehouse line to a third-party to finance the acquisition and improvement of single-family homes.  Once the homes are improved, they are marketed for sale, with the seller providing financing to the buyer in the form of a mortgage loan or a bond-for-title contract (“BFT Contract”).  The Company may then purchase the mortgage loan or BFT Contract from the counterparty, at which time the associated balance on the warehouse line is repaid.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
($ amounts in thousands except per share data)
September 30,
2014 June 30, 2014
September 30,
2013
September 30,
2014
September 30,
2013
Interest Income $38,542 $38,141 $34,416 $114,863 $113,992
Interest Expense (7,708) (7,510) (6,789) (22,486) (20,243)
Net Interest Income $30,834 $30,631 $27,627 $92,377 $93,749
Operating Earnings
(1)
$16,372 $16,521 $11,386 $50,012 $49,377
Weighted Average Common Shares Outstanding - Basic 32,035 32,020 32,000 32,024 29,916
Operating Earnings per Common Share
(1)
$0.51 $0.52 $0.36 $1.56 $1.65
Leverage Multiple (Debt / Equity) 3.9x 3.8x 3.8x 3.9x 3.8x
Annualized Return on Average Assets
(2)
2.2% 2.3% 1.7% 2.3% 1.9%
Annualized Return on Average Equity
(3)
9.9% 10.2% 7.7% 10.2% 10.0%
Three Months Ended Nine Months Ended
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share. Operating
Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3)
Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Operating Earnings per Share of Common Stock (1)
Book Value per Share of Common Stock
Dividends per Share of Common Stock
(1)
$0.36
$0.61
$0.53
$0.52
$0.51
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
$18.50
$18.26
$18.64
$19.49
$19.27
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
$0.40
$0.40
$0.40
$0.42
$0.44
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-
cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Book Value Roll-Forward
Book Value - June 30, 2014 (unaudited) 19.49 $
Common stock dividend declared (0.44)
Operating Earnings, net of preferred dividend 0.51
Non-Operating Items Impacting Net Income:
Unrealized loss on Agency RMBS, net (0.29)
Unrealized loss on non-Agency RMBS, net (0.24)
Unrealized loss on securitized mortgage loans, net (0.02)
Unrealized gain on derivatives, net 0.39
Realized gain on sales of Agency RMBS, net 0.06
Realized gain on sales of non-Agency RMBS, net 0.02
Realized loss on expirations of Swaptions (0.20)
Other, net (0.01)
Book Value - September 30, 2014 (unaudited) 19.27 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
Allocation of Portfolio Equity at September 30, 2014 (1) Effective Net Interest Spread at September 30, 2014 (2)
Allocation of Portfolio Equity at June 30, 2014 (1) Effective Net Interest Spread at June 30, 2014 (2)
Securitized
Mortgage Loans
5%
Agency RMBS
35%
Cash and Other,
net
9%
Non -Agency
RMBS and
Other Credit
Investments
51%
Securitized
Mortgage Loans
5%
Agency RMBS
38%
Cash and Other,
net
8%
Non-Agency
RMBS and
Other Credit
Investments
49%
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield 3.0% 6.1% 7.8% 4.3%
Interest Expense 0.3% 2.0% 3.0% 1.0%
Cost of Swaps 1.0% - 1.9% 0.7%
Effective Net Interest Spread 1.7% 4.1% 2.9% 2.7%
Debt / Equity
(3)
7.1x 2.7x 1.5x 3.9x
Effective Levered Asset Yield
(2)
14.9% 17.4% 12.2% 15.0%
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield 2.9% 6.1% 7.8% 4.3%
Interest Expense 0.3% 2.0% 3.1% 1.0%
Cost of Swaps 1.0% - 1.9% 0.7%
Effective Net Interest Spread 1.6% 4.1% 2.8% 2.6%
Debt / Equity
(3)
6.4x 2.7x 1.5x 3.8x
Effective Levered Asset Yield
(2)
12.9% 17.3% 12.2% 14.1%
(1)
Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
(2)
Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
(3)
Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS  and other credit investments or securitized mortgage loans.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at September 30, 2014
Agency Portfolio Overview Constant Prepayment Rates
(1) Other includes Interest Only and  Inverse Interest Only Securities and Inverse Floaters.
3.7%
5.2%
5.8%
7.0%
7.1%
6.7%
4.9%
4.9%
6.7%
8.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Total Agency Portfolio average one month CPR
Loan Balance 15
Year Pass-Throughs
2%
Loan Balance 30
Year Pass-Throughs
58%
Low Credit 30 Year
Pass-Throughs
14%
Other(1)
3%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
23%
($ in thousands) Estimated Fair Value Q3 2014 CPR
Agency Pass-Throughs 2,084,678 $                 7.9%
Agency Inverse Floaters, IOs and IIOs 60,745 11.8
Total 2,145,423 $               8.0%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at September 30, 2014
Agency RMBS Portfolio Composition Summary
($ in thousands) Principal Balance
Unamortized
Premium Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Estimated
Weighted
Average
Yield
(2)
30-Year Mortgages
Fixed-rate coupons:
3.5% 149,142 $                    6,878 156,020 152,392 3.50% 2.80
4.0% 1,302,012 93,114 1,395,126 1,375,410 4.00% 2.86
4.5% 466,745 35,394 502,139 506,427 4.50% 3.05
1,917,899 135,386 2,053,285 2,034,229 4.08% 2.90
15-Year Mortgages
3.0% Coupons 48,941 1,312 50,253 50,449 3.00% 2.47
Agency Inverse Floaters
(3)
1,381 3,723 5,104 5,122 81.83 12.43
Agency IOs
(4)
- - 24,471 25,255 4.02% 0.41
Agency IIOs
(4)
- - 30,445 30,368 6.22% 12.81
Total Agency RMBS 1,968,221 $               140,421 $   2,163,558 $         2,145,423 $       4.23% 3.02
(1)
Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.
(2)
Estimated weighted average yield at the date presented incorporates prepayment assumptions and forward interest rate assumptions on Agency RMBS.
(3)
Agency inverse floaters are comprised of securities that have a floating interest rate with coupons that reset periodically based on an index and which coupon varies inversely with changes in the index, which index is typically one-
month London Interbank Offer Rate, or LIBOR.
(4)
Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only classes of securities.  At September 30, 2014,
Agency IOs had a notional balance of $293,345 and Agency Inverse IOs had a notional balance of $143,983.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio Overview (1)
Non-Agency RMBS Portfolio at September 30, 2014
Non-Agency RMBS Portfolio Vintage (1)
Non-Agency RMBS Cash-Flow Profile (1)
(1) Includes $19,610 of small balance commercial mortgage backed securities.
Subprime
76%
Pay-Option
ARM
11%
Small -Balance
Commercial
1%
Alt-A
12%
1998-2002
4%
2003
7%
2004
30%
2005
32%
2006
17%
2007
8%
2014
2%
Current-Pay
58%
Locked-Out
42%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio at September 30, 2014
September 30, 2014
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,445,016
Amortized Cost to Par Value 81.5%
Net Weighted Average Security Coupon 1.2%
Collateral Attributes
Weighted Average Loan Age (months) 116
Weighted Average Original Loan-to-Value 79.8%
Weighted Average Original FICO Credit Score 642
Current Performance
60+ Day Delinquencies 29.2%
Average Credit Enhancement
(1)
33.3%
3 Month CRR
(2)
4.7%
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR represents conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended
September 30, 2014.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing and Derivative Instruments Overview
Borrowings at September 30, 2014 Derivative Instruments at September 30, 2014
Swaps Overview at September 30, 2014 Swaptions Overview at September 30, 2014
($ in thousands)
Notional Amount
Estimated Fair
Value
Swaps - assets
957,000 $              22,429 $
Swaptions - assets 1,100,000 2,593
Swaps - (liabilities) 730,000 (5,018)
Total Derivative Instruments
2,787,000 $       20,004 $
($ in thousands)
Term to Maturity Notional Amount
Average Fixed Pay
Rate
Average
Maturity
(Years)
Greater than 1 year up to 3 years 920,000 $              1.07% 2.7
Greater than 3 years up to 5 years 189,000 1.02% 3.5
Greater than 5 years 578,000 2.13% 8.2
Total 1,687,000 $       1.43% 4.6
($ in thousands)
Weighted
Average Weighted
Months Until Average
Fixed Pay Rate for Option Notional Swap Terms Fixed-Pay
Underlying Swap Fair Value Expiration Amount (Years) Rate
2.50 - 3.00% 768 $            8 160,000 $      5.0 2.77%
3.00 - 3.50% 183 11 15,000 10.0 3.42%
3.50 - 4.00% 1,642 6 925,000 10.0 3.76%
2,593 $        6 1,100,000 $ 9.3 3.61%
Option Underlying Swap
($ in thousands)
Balance
Weighted
Average
Borrowing
Rate
Weighted
Average
Remaining
Maturity
Repurchase agreement borrowings:
Agency RMBS 1,934,669 $
0.33% 16 days
Non-Agency RMBS
(1)
1,116,411
1.97% 167 days
Other investment securities 25,728
1.74% 77 days
Total repurchase agreements
3,076,808 $
0.94% 71 days
Securitized debt 34,947 $            4.00% 53 months
(2)
Total Borrowings 3,111,755 $    0.97%
(1)
Includes $29,177 of repurchase borrowings collateralized by non-Agency RMBS of $48,036 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
(2)
Securitized debt, which represents non-recourse senior securities sold to third parties in connection with a securitization transaction, has a final contractual maturity of May 2047.  Weighted average remaining maturity represents the underwritten final maturity of the security based on the projected final repayment of principal.  The actual maturity of the securitized debt may differ significantly given that actual interest collections, mortgage prepayments and/or losses on liquidation of mortgages may differ significantly from those expected.

14 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
September 30, 2014 December 31, 2013
Assets: (unaudited)
Cash 105,904 $                 127,959 $
Restricted cash 66,399 67,458
RMBS, at fair value (of which $3,424,933 and $3,317,060 were pledged as collateral, respectively) 3,590,439 3,503,326
Securitized mortgage loans (transferred to a consolidated VIE), at fair value 106,947 110,984
30,688 11,515
Other investments 25,512 -
Investment related receivable (of which $0 and $21,959 were pledged as collateral, respectively) 6,095 24,887
Interest receivable 10,020 10,396
Deferred financing costs, net 773 882
Derivative instruments, at fair value 25,022 53,315
Other assets 1,072 854
Total Assets 3,968,871 $              3,911,576 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 3,076,808 $              3,034,058 $
Non-recourse securitized debt, at fair value 36,188 43,354
Investment related payable 11,505 -
Obligation to return cash held as collateral 14,656 38,654
Accrued interest payable 10,332 8,708
Derivative instruments, at fair value 5,018 4,610
Payable to related party 5,036 5,444
Dividends payable 17,558 16,812
Accounts payable and accrued expenses 1,336 2,335
Other liabilities 6 -
Total Liabilities 3,178,443 $              3,153,975 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                        69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,063,141 and 32,038,970 shares issued and outstanding, respectively 321 320
Additional paid-in-capital 793,021 792,010
Accumulated deficit (2,983) (34,798)
Total Stockholders' Equity 790,428 $                 757,601 $
Total Liabilities and Stockholders' Equity 3,968,871 $              3,911,576 $
Other investment  securities, at fair value (of which $30,688 and $11,515 were pledged as collateral, respectively)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
(in thousands—except per share data)
2014 2013 2014
2013
Interest Income:
RMBS 36,277 $              32,013 $         108,093 $              107,959 $
Securitized mortgage loans 1,871 2,324 6,044 5,954
Other 394 79 726 79
Total Interest Income 38,542 34,416 114,863 113,992
Interest Expense:
Repurchase agreements (7,310) (6,299) (21,214) (18,935)
Securitized debt (398) (490) (1,272) (1,308)
Total Interest Expense (7,708) (6,789) (22,486) (20,243)
Net Interest Income 30,834 $           27,627 $       92,377 $             93,749 $
Other Income/(Loss):
Realized gain/(loss) on sale of RMBS, net 2,581 $               (16,596) $       (16,301) $              (48,309) $
Gain/(loss) on derivative instruments, net (includes $12,434,
($27,572), ($20,751) and $50,547 of unrealized gains/(losses), net, respectively) 801 (21,687) (63,522) 55,884
Unrealized gain/(loss) on RMBS, net (16,971) 28,143 85,266 (139,727)
Unrealized gain/(loss) on securitized debt 67 (428) (287) (413)
Unrealized gain/(loss) on securitized mortgage loans, net (650) 537 2,440 (88)
Unrealized gain/(loss) on other investment securities (101) 116 75 116
Other, net 39 4 14 72
Other Income/(Loss), net (14,234) $          (9,911) $        7,685 $                (132,465) $
Operating Expenses:
General and administrative (includes ($144), ($207), ($1,011) and
($752) of non-cash stock based compensation, respectively) (2,925) $              (3,089) $         (8,941) $                (8,374) $
Management fee - related party (2,800) (2,941) (8,360) (8,651)
Total Operating Expenses (5,725) $            (6,030) $        (17,301) $            (17,025) $
Net Income/(Loss) 10,875 $           11,686 $       82,761 $             (55,741) $
Preferred Stock Dividends Declared (3,450) (3,450) (10,350) (10,350)
Net Income/(Loss) Allocable to Common Stock and
Participating Securities 7,425 $             8,236 $         72,411 $             (66,091) $
Earnings/(Loss) per Share of Common Stock - Basic and Diluted 0.23 $                0.25 $           2.25 $                  (2.22) $
Dividends Declared per Share of Common Stock
0.44 $                0.40 $           1.26 $                  1.80 $
Three Months Ended
September 30,
NineMonths Ended
September 30,
(Unaudited) (Unaudited)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
(in thousands—except share and per share data)
September 30, 2014
Per Share
Amount
(2)
September 30, 2013
Per Share
Amount
(2)
Operating Earnings:
Net income/(loss) allocable to common stockholders 7,344 $
0.23 $
8,158 $
0.25 $
Adjustments:
Non-cash stock-based compensation expense
144                               -                                207                               0.01
Unrealized (gain)/loss on RMBS, net
16,971                          0.53                              (28,143)                         (0.88)
Unrealized (gain)/loss on derivatives, net
(12,434)                         (0.39)                             27,572                          0.86
Unrealized (gain)/loss on securitized mortgage loans, net
650                               0.02                              (537)                              (0.02)
Unrealized (gain)/loss on securitized debt
(67)                                -                                428                               0.01
Unrealized (gain)/loss on other investment securities
101                               -                                (116)                              -
Realized (gain)/loss on sale of RMBS, net
(2,581)                           (0.08)                             16,596                          0.52
Realized (gain) on Short TBA Contracts
-                                -                                (281)                              (0.01)
Realized (gain)/loss on Swaps/Swaption terminations and
expirations, net 6,505                            0.20                              (12,498)                         (0.38)
Tax amortization of (loss) on Swaption terminations and
expirations, net (250)                              -                                -                                -
Other, net
(11)                                -                                -                                -
Total adjustments to arrive at operating earnings:
9,028                            0.28                              3,228                            0.11
Operating Earnings 16,372 $                       0.51 $                           11,386 $                       0.36 $
Weighted average common shares 32,035,376                   31,999,792
Three Months Ended Three Months Ended
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per hare of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Reflects per share amount for each component presented.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
and Effective Cost of Funds
(2)
Effective Cost of Funds
($ in thousands) Reconciliation
Cost of Funds/Effective
Cost of Funds
Interest expense 7,708 $                 0.99%
Adjustment:
Net-interest paid for Swaps 5,128 0.66%
Effective interest expense/effective cost of funds 12,836 $               1.65%
Weighted average balance of borrowings 3,304,970 $
September 30, 2014
Three Months Ended
(in thousands—except share and per share data)
September 30, 2014
Per Share
Amount
(3)
September 30, 2013
Per Share
Amount
(3)
Operating Earnings:
Net income/(loss) allocable to common stockholders
71,960 $                       2.25 $                           (66,442) $                      (2.22) $
Adjustments:
Non-cash stock-based compensation expense
1,011                            0.03                              752                               0.03
Unrealized (gain)/loss on RMBS, net
(85,266)                         (2.66)                             139,727                        4.67
Unrealized (gain)/loss on derivatives, net
20,751                          0.65                              (50,547)                         (1.69)
Unrealized (gain)/loss on securitized mortgage loans, net
(2,440)                           (0.08)                             88                                 -
Unrealized loss on securitized debt
287                               0.01                              413                               0.01
Unrealized (gain) on other investment securities
(75)                                -                                (116)                              -
Realized loss on sale of RMBS, net
16,301                          0.51                              48,309                          1.61
Realized (gain)/ loss on Short TBA Contracts
7,156                            0.22                              (281)                              (0.01)
Realized (gain)/loss on Swaps/Swaption terminations and
expirations, net 20,617                          0.64                              (22,526)                         (0.75)
Tax amortization of gain/(loss) on Swaption terminations and
expirations, net (342)                              (0.01)                             -                                -
Other
52                                 -                                -                                -
Total adjustments to arrive at operating earnings:
(21,948)                         (0.69)                             115,819                        3.87
Operating Earnings
50,012 $                       1.56 $                           49,377 $                       1.65 $
Weighted average common shares
32,023,617
29,916,932
Nine Months Ended Nine Months Ended
(1)
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Effective cost of funds reflects interest expense adjusted to include the net interest component related to Swaps.
(3)
Reflects per share amount for each component presented.

19 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767